Debt	12 Months Ended
Dec. 31, 2019
Debt [Abstract]
Debt
Note 10: Debt

Debt as of December 31, 2019 and 2018 consisted of the following.

	2019	2018
Short-term borrowings	$—	$—
Long-term debt
Revolving credit facility, due 2024(1)	$—	$—
Receivables financing agreement, due 2020	—	—
Term loan denominated in U.S. dollars, due 2024(2)	927.6	952.6
Term loan denomoinated in Euros, due 2024(3)	673.9	696.5
Finance leases and other long-term debt	18.0	26.3
Unamortized debt issuance costs	(8.1)	(3.3)
Total long-term debt, net, including current maturities	1,611.4	1,672.1
Current maturities of long-term debt	7.6	7.9
Total long-term debt, net	$1,603.8	$1,664.2

(1)	On June 28, 2019, the Revolving Credit Facility’s maturity was extended to June 28, 2024 as part of the Amendment described within this Note. As of December 31, 2018, the maturity was April 30, 2020.

(2)	As of December 31, 2019, the applicable interest rate was 4.55% and the weighted-average rate was 5.01% for the year ended December 31, 2019.

(3)	As of December 31, 2019, the applicable interest rate was 3.00% and the weighted-average rate was 3.00% for the year ended December 31, 2019.

Senior Secured Credit Facilities

The Company entered into a senior secured credit agreement with UBS AG, Stamford Branch, as administrative agent, and other agents and lenders party thereto (the “Senior Secured Credit Facilities”) on July 30, 2013. The Senior Secured Credit Facilities entered into on July 30, 2013 provided senior secured financing in the equivalent of approximately $2,825.0 million, consisting of: (i) a senior secured term loan facility (the “Original Dollar Term Loan Facility”) in an aggregate principal amount of $1,900.0 million; (ii) a senior secured term loan facility (the “Original Euro Term Loan Facility,” together with the Original Dollar Term Loan Facility, the “Term Loan Facilities”) in an aggregate principal amount of €400.0 million; and (iii) a senior secured revolving credit facility (the “Revolving Credit Facility”) in an aggregate principal amount of $400.0 million available to be drawn in U.S. dollars (“USD”), Euros (“EUR”), Great British Pounds (“GBP”) and other reasonably acceptable foreign currencies, subject to certain sublimits for the foreign currencies.

The borrower of the Dollar Term Loan Facility and the Euro Term Loan Facility is Gardner Denver, Inc.  Prior to the Company entering into Amendment No. 1, GD German Holdings II GmbH became an additional borrower and successor in interest to Gardner Denver Holdings GmbH & Co. KG. GD German Holdings II GmbH, GD First (UK) Limited and Gardner Denver, Inc. are the listed borrowers under the Revolving Credit Facility. The Revolving Credit Facility includes borrowing capacity available for letters of credit up to $200.0 million and for borrowings on same-day notice, referred to as swingline loans.

The Senior Secured Credit Facilities provide that the Company will have the right at any time to request incremental term loans and/or revolving commitments in an aggregate principal amount of up to (i) if as of the last day of the most recently ended test period the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio (as defined in the Senior Secured Credit Facilities) is equal to or less than 5.50 to 1.00, $250.0 million plus (ii) voluntary prepayments and voluntary commitment reductions of the Senior Secured Credit Facilities prior to the date of any such incurrence plus (iii) an additional amount if, after giving effect to the incurrence of such additional amount, the Company does not exceed a Consolidated Senior Secured Debt to Consolidated EBITDA Ratio of 4.50 to 1.00. The lenders under the Senior Secured Credit Facilities are not under any obligation to provide any such incremental commitments or loans, and any such addition of, or increase in commitments or loans, will be subject to certain customary conditions.

The Company entered into Amendment No. 1 to the Senior Secured Credit Facilities with UBS AG, Stamford Branch, as administrative agent, and the lenders and other parties thereto on March 4, 2016 (“Amendment No.1”), Amendment No. 2 on August 17, 2017 (“Amendment No.2”) and Amendment No. 3 on December 13, 2018 (“Amendment No.3”).

Amendment No. 1 reduced the aggregate principal borrowing capacity of the Revolving Credit Facility by $40.0 million to $360.0 million, extended the term of the Revolving Credit Facility to April 30, 2020 with respect to consenting lenders and provided for customary bail-in provisions to address certain European regulatory requirements. On July 30, 2018, the Revolving Credit Facility principal borrowing capacity decreased to $269.9 million resulting from the maturity of the tranches of the Revolving Credit Facility which were owned by lenders that elected not to modify the original Revolving Credit Facility maturity date.  Any principal amounts outstanding as of April 30, 2020 will be due at that time and required to be paid in full. Amendment No. 1 reduced the minimum aggregate principal amount for extension amendments to the facilities from $50.0 million to $35.0 million.

Amendment No. 2 refinanced the Original Dollar Term Loan Facility with a replacement $1,285.5 million senior secured U.S. dollar term loan facility (the ‘‘Dollar Term Loan Facility’’) and the Original Euro Term Loan Facility with a replacement €615.0 million senior secured euro term loan facility (the ‘‘Euro Term Loan Facility’’).  Further the maturity for both term loan facilities was extended to July 30, 2024 and LIBOR Floor was reduced from 1.0% to 0.0%.

Amendment No. 3 amended the definition of “Change of Control” to (i) remove the requirement that certain specified equity holders maintain a minimum ownership level of the outstanding voting stock of the Company, (ii) increase the threshold at which the acquisition of ownership by a person, entity or group of other equity holders constitutes a “Change of Control” from 35% of the outstanding voting stock of the Company to 50% of the outstanding voting stock of the Company and (iii) make certain other corresponding technical changes and updates.

The Company entered into Amendment No. 4 to the Senior Secured Credit Facilities with UBS AG, Stamford Branch, as Resigning Agent and Citibank, N.A. as Successor Agent on June 28, 2019 (“Amendment No. 4”).  Amendment No. 4 (i) refinanced the existing senior secured revolving credit facility with a replacement $450.0 million senior secured revolving credit facility (the “New Revolving Credit Facility”); (ii) extended the maturity of the revolving credit facility to June 28, 2024, (iii) terminated the revolving credit facility commitments of certain lenders under the existing senior secured revolving credit facility under the Senior Secured Credit Facilities, (iv) provided for up to $200.0 million of the New Revolving Credit Facility to be available for the purpose of issuing letters of credit; (v) provided for the replacement of GD First (UK) Limited by Gardner Denver Holdings, Ltd. as the UK Borrower under the Amended Senior Secured Credit Facilities; (vi) transferred the Administrative Agent, Collateral Agent and Swingline Lender roles under the Amended Senior Secured Credit Facilities to Citibank, N.A; and (vii) made certain other corresponding technical changes and updates. At the consummation of the pending merger between Gardner Denver Holdings, Inc., and Ingersoll-Rand plc, Amendment No. 4 increases the aggregate amount of the New Revolving Credit Facility to $1,000.0 million and increases the capacity under the New Revolving Credit Facility to issue letters of credit to $400.0 million.  As a result of Amendment No. 4, the Company wrote off $0.2 million of debt issuance costs to the “Loss on extinguishment of debt” in the Consolidated Statements of Operations for the year ended December 31, 2019.

As of December 31, 2019, the Company had no outstanding borrowings, $4.4 million of outstanding letters of credit under the New Revolving Credit Facility and unused availability of $445.6 million.

Interest Rate and Fees

Borrowings under the Dollar Term Loan Facility, the Euro Term Loan Facility and the New Revolving Credit Facility bear interest at a rate equal to, at the Company’s option, either (a) the greater of LIBOR for the relevant interest period or 0.00% per annum, in each case adjusted for statutory reserve requirements, plus an applicable margin or (b) a base rate (the ‘‘Base Rate’’) equal to the highest of (1) the rate of interest publicly announced by the administrative agent as its prime rate in effect at its principal office in Stamford, Connecticut, (2) the federal funds effective rate plus 0.50% and (3) LIBOR for an interest period of one month, adjusted for statutory reserve requirements, plus 1.00%, in each case, plus an applicable margin. The applicable margin for (i) the Dollar Term Loan Facility is 2.75% for LIBOR loans and 1.75% for Base Rate loans, (ii) the Revolving Credit Facility is 2.25% for LIBOR loans and 1.25% for Base Rate loans and (iii) the Euro Term Loan Facility is 3.00% for LIBOR loans.

The applicable margins under the New Revolving Credit Facility may decrease based upon the Company’s achievement of certain Consolidated Senior Secured Debt to Consolidated EBITDA Ratios. In addition to paying interest on outstanding principal under the Senior Secured Credit Facilities, the Company is required to pay a commitment fee of 0.50% per annum to the lenders under the New Revolving Credit Facility in respect of the unutilized commitments thereunder. The commitment fee rate was reduced to 0.375% because the Company’s Consolidated Senior Secured Debt to Consolidated EBITDA Ratio is less than or equal to 3.0 to 1.0. The Company must also pay customary letter of credit fees.

Prepayments

The Senior Secured Credit Facilities require the Company to prepay outstanding term loans, subject to certain exceptions, with: (i) 50% of annual excess cash flow (as defined in the Senior Secured Credit Facilities) commencing with the fiscal year ended December 31, 2014 (which percentage will be reduced to 25% if the Company’s  Secured Debt to Consolidated EBITDA Ratio (as defined in the Senior Secured Credit Facilities) is less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00, and which prepayment will not be required if the Secured Debt to Consolidated EBITDA Ratio is less than or equal to 3.00 to 1.00); (ii) 100% of the net cash proceeds of non-ordinary course asset sales or other dispositions of property, subject to reinvestment rights; and (iii) 100% of the net cash proceeds of any incurrence of debt, other than proceeds from debt permitted under the Senior Secured Credit Facilities.

The foregoing mandatory prepayments will be applied to the scheduled installments of principal of the Term Loan Facilities in direct order of maturity.

The Company may voluntarily repay outstanding loans under the Senior Secured Credit Facilities at any time without premium or penalty, subject to certain customary conditions, including reimbursements of the lenders’ redeployment costs actually incurred in the case of a prepayment of LIBOR borrowings other than on the last day of the relevant interest period.

Amortization and Final Maturity

The Dollar Term Loan Facility amortizes in equal quarterly installments in aggregate annual amounts equal to 1.00% of the original principal amount of the Dollar Term Loan Facility, with the balance being payable on July 30, 2024. In June 2018, September 2018 and December 2018 the Company used excess cash to repay $100.0 million, $150.0 million and $73.3 million, respectively, of principal on outstanding borrowings under the Dollar Term Loan Facility.  As a result of the June 2018 prepayment, the Company is no longer subject to mandatory quarterly principal installment payments on the Dollar Term Loan Facility.  The prepayments resulted in the write-off of unamortized debt issuance costs of $0.5 million for the year ended December 31, 2018, included in “Loss on extinguishment of debt” in the Consolidated Statements of Operations. In March 2019, the Company used excess cash to repay $25.0 million of principal on outstanding borrowings under the Dollar Term Loan Facility.

The Euro Term Loan Facility includes repayments in equal quarterly installments in aggregate annual amounts equal to 1.00% of the original principal amount of the Euro Term Loan Facility, with the balance being payable on July 30, 2024.

In May 2017, the Company used a portion of the proceeds from the initial public offering to repay $276.8 million principal amount of outstanding borrowings under the Original Dollar Term Loan Facility at par plus accrued and unpaid interest to the date of prepayment of $1.5 million.  The prepayment resulted in the write-off of unamortized debt issuance costs of $4.3 million and unamortized discounts of $0.7 million included in “Loss on extinguishment of debt” in the Consolidated Statements of Operations.

Guarantee and Security

All obligations of the borrowers under the Senior Secured Credit Facilities are unconditionally guaranteed by the Company and all of its material, wholly-owned U.S. restricted subsidiaries, with customary exceptions including where providing such guarantees are not permitted by law, regulation or contract or would result in adverse tax consequences.

All obligations of the borrowers under the Senior Secured Credit Facilities, and the guarantees of such obligations, are secured, subject to permitted liens and other exceptions, by substantially all of the assets of the borrowers and each guarantor, including but not limited to: (i) a perfected pledge of the capital stock issued by the borrowers and each subsidiary guarantor and (ii) perfected security interests in substantially all other tangible and intangible assets of the borrowers and the guarantors (subject to certain exceptions and exclusions). The obligations of the non-U.S. borrowers are secured by certain assets in jurisdictions outside of the United States.

Certain Covenants and Events of Default

The Senior Secured Credit Facilities contain a number of covenants that, among other things, restrict, subject to certain exceptions, the Company’s ability to: incur additional indebtedness and guarantee indebtedness; create or incur liens; engage in mergers or consolidations; sell, transfer or otherwise dispose of assets; create limitations on subsidiary distributions; pay dividends and distributions or repurchase its own capital stock; and make investments, loans or advances, prepayments of junior financings, or other restricted payments. In addition, certain restricted payments constituting dividends or distributions (subject to certain exceptions) are subject to compliance with a Consolidated Total Debt to Consolidated EBITDA Ratio (as defined in the Senior Secured Credit Facilities) of 5.00 to 1.00. Investments in unrestricted subsidiaries are permitted up to an aggregate amount that does not exceed the greater of $100.0 million and 25% of Consolidated EBITDA.

The Revolving Credit Facility also requires the Company’s Consolidated Senior Secured Debt to Consolidated EBITDA Ratio to not exceed 6.25 to 1.00 for each fiscal quarter when outstanding revolving credit loans and swingline loans plus non-cash collateralized letters of credit under the Revolving Credit Facility (excluding (a) letters of credit in an aggregate amount not to exceed $80.0 million existing on the date of the closing of the Senior Secured Credit Facilities and any extensions thereof, replacement letters of credit or letters of credit issued in lieu thereof, in each case, to the extent the face amount of such letters of credit is not increased above the face amount of the letter of credit being extended, replaced or substituted and (b) non-cash collateralized letters of credit in an aggregate amount not to exceed Letters of Credit Outstanding on the Amendment No. 4 Effective Date), exceeds (i) 40.0% of the aggregate 2019 Revolving Credit Commitments or (ii) prior to the earlier to occur of the satisfaction of the Increased Availability Condition and the 2019 Revolving Commitment Reduction Date, 40.0% of the lesser of (A) $450.0 million and (B) the aggregate 2019 Revolving Credit Commitments.

The Senior Secured Credit Facilities also contain certain customary affirmative covenants and events of default.

Receivables Financing Agreement

In May 2016, the Company entered into the Receivables Financing Agreement, providing for aggregated borrowing of up to $75.0 million governed by a borrowing base. The Receivables Financing Agreement provides for a lower cost alternative for the issuance of letters of credit with the remaining unused capacity providing additional liquidity. On June 30, 2017, the Company signed the first amendment of the Receivables Financing Agreement which increased the aggregated borrowing capacity by $50.0 million to $125.0 million governed by a borrowing base and extended the term to June 30, 2020. The Receivables Financing Agreement terminates on June 30, 2020, unless terminated earlier pursuant to its terms.  As of December 31, 2019, the Company had no outstanding borrowings, $27.6 million of letters of credit outstanding and $62.4 million of capacity available under the Receivables Financing Agreement.

Borrowings under the Receivables Financing Agreement accrue interest at a reserve-adjusted LIBOR or a base rate, plus 1.6%. Letters of credit accrue interest at 1.6%.  The Company may prepay borrowings or letters of credit or draw on the Receivables Financing Agreement upon one business day prior written notice and may terminate the Receivables Financing Agreement with 15 days’ prior written notice.

As part of the Receivables Financing Agreement, eligible accounts receivable of certain of the Company’s subsidiaries are sold to a wholly owned “bankruptcy remote” special purpose vehicle (“SPV”). The SPV pledges the receivables as security for loans and letters of credit. The SPV is included in the Company’s consolidated financial statements and therefore, the accounts receivable owned by it are included in the Company’s Consolidated Balance Sheets. However, the accounts receivable owned by the SPV are separate and distinct from the Company’s other assets and are not available to the Company’s other creditors should the Company become insolvent.

The Receivables Financing Agreement contains various customary representations and warranties and covenants, and default provisions which provide for the termination and acceleration of the commitments and loans under the agreement in circumstances including, but not limited to, failure to make payments when due, breach of representations, warranties or covenants, certain insolvency events or failure to maintain the security interest in the trade receivables, a change in control and defaults under other material indebtedness.

Senior Notes

In May 2017, the Company used a portion of the proceeds from the initial public offering to redeem all $575.0 million aggregate principal amount of its Senior Notes at a price of 105.156% of the principal amount redeemed, equal to $604.6 million, plus accrued and unpaid interest to the date of redemption of $10.2 million.  The redemption of the Senior Notes resulted in the write-off of unamortized debt issuance costs of $15.8 million which was included in “Loss on extinguishment of debt” in the Consolidated Statements of Operations.  The premium paid on the Senior Notes, $29.7 million, was included in “Loss on extinguishment of debt” in the Consolidated Statements of Operations.

Total Debt Maturities

Total debt maturities for the five years subsequent to December 31, 2019 and thereafter are approximately $7.6 million, $7.7 million, $7.8 million, $7.9 million, $1,575.0 million and $13.5 million, respectively.